Termination Agreement regarding the
Equity Acquisition Option Agreement

Party A: Detian Yu Biotechnology (Beijing) Co. Limited （德天御生态科技（北京）有限公司）
Domicile: Unit 807, Building A, North Star Century Centre, North Star Road West No. 8 Yuan, Chaoyang District, Beijing （北京市朝阳区北辰西路8号院北辰世纪中心A座807）

Party B: Tian Wenjun (田文军)
ID Card No.: 142401197309042739

Party C: Hao Jianming（郝建明）
ID Card No.: 14240119740912343X

Party D: Yang Jianhui(杨建辉)
ID Card No.: 510321196401111437

Party E: Zhou Jianbin(周鉴斌)
ID Card No.: 110108196812105473

Party F: Ren Li(任立)
ID Card No.: 130502196302201518

Party G: Ren Yongqing(任永青)
ID Card No.: 14240119811206551X

Party H: Zhang Junde(张俊德)
ID Card No.: 14240119711122481X

Party I: Wang Tao (王涛)
ID Card No.: 51030419710214152X

WHEREAS:

1.
Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I have entered into an Equity Acquisition Option Agreement dated November 16, 2010, pursuant to which Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I granted Party A or any third party designated by Party A an option of acquiring part of or all the equity interests in Beijing Jundaqianyuan Investment Management Co., Ltd. (北京君大乾元投资管理有限公司) (hereinafter referred to as “Jundaqianyuan” ) from Party B, Party C, Party D, Party E, Party F, Party G, Party H and/or Party I when permitted by applicable PRC laws and deemed appropriate by Party A.

2.
As provided in the Equity Acquisition Option Agreement, at any time during Exercise Period, Party A may in its sole discretion terminate such agreement unconditionally by giving written notice to Party B, Party C, Party D, Party E, Party F, Party G, Party H and/or Party I without liability.

UPON FRIENDLY NEGOTIATION, NOW IT IS HEREBY AGREED AS FOLLOWS:

1.	Terminate the Equity Acquisition Option Agreement entered into by and between Party A, Party B, Party C, Party D, Party E, Party F, Party G, Party H and Party I.

2.
Termination Agreement regarding the Equity Acquisition Option Agreement (hereinafter referred to as “this Agreement”) shall take effect upon signature (where the parties are natural persons) or seal and signature (where the parties are legal persons) by all parties. The Equity Acquisition Option Agreement shall be terminated as of the effective date of this Agreement and no longer binding upon the parties hereto.

3.	This Agreement shall be signed in 9 copies, one for each party and each shall be equally valid.

（Below is signing page without text）

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Party A：（seal）

By：（sign） /s/ Authorized Person
Signing date： December 20, 2011

Party B:（sign） /s/ Tian Wenjun
Signing date： December 20, 2011

Party C:（sign） /s/ Hao Jianming
Signing date： December 20, 2011

Party D：（sign） /s/ Yang Jianhui
Signing date： December 20, 2011

Party E：（sign） /s/ Zhao Jianbin
Signing date： December 20, 2011

Party F：（sign） /s/ Ren Li
Signing date： December 20, 2011

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Party G：（sign） /s/ Ren Yongqing
Signing date： December 20, 2011

Party H：（sign） /s/ Zhang Junde
Signing date： December 20, 2011

Party I：（sign） /s/ Wang Tao
Signing date： December 20, 2011